================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ________________

                                    FORM 8-K
                                ________________

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2007
        ----------------------------------------------------------------




                                SPIRE CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Massachusetts               0-12742                     04-2457335
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


One Patriots Park, Bedford, Massachusetts                        01730-2396
-----------------------------------------                     ----------------
(Address of Principal Executive Offices)                         (Zip Code)


                                 (781) 275-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

       On March 15, 2007, the Board of Directors of Spire Corporation (the "Company") approved the appointment of Richard P. Thomley as Chief Accounting Officer, effective immediately. On March 21, 2007, the Company issued a press release announcing Mr. Thomley's appointment, a copy of which is attached hereto as Exhibit 99.1.

       Mr. Thomley joined Spire Corporation on January 2, 2007 as the Corporate Controller. In his role as Chief Accounting Officer, he will be responsible for all accounting issues including compliance with Sarbanes-Oxley requirements. Mr. Thomley has degrees in Accounting and Finance from the University of Wisconsin and is a former Certified Public Accountant. Prior to working with Spire Corporation, Mr. Thomley was Corporate Controller for Implant Sciences Corporation, a manufacturer of medical and high technology security equipment. From 2000 to 2004, he was the Chief Financial Officer of SynQor, Inc., a privately held electronics component manufacturer.





ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (d)  EXHIBITS

                 Exhibit No.                   Description
                 -----------                   -----------

                   99.1       Press Release of the Company dated March 21, 2007.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        SPIRE CORPORATION



Date:  March 21, 2007                   By:  /s/ Roger G. Little
                                             ------------------------------
                                             Roger G. Little
                                             Chairman, President and
                                             Chief Executive Officer

                                  EXHIBIT INDEX








       Exhibit No.                           Description
       -----------                           -----------

       99.1                Press Release of the Company dated March 21, 2007.